ASSOCIATES AUTOMOBILE RECEIVABLES TRUST 2000-1

MONTHLY SERVICER'S CERTIFICATE

          Accounting Date:                                 September 30, 2001
                                                       -----------------------
          Determination Date:                                October 11, 2001
                                                       -----------------------
          Distribution Date:                                 October 15, 2001
                                                       -----------------------
          Monthly Period Ending:                           September 30, 2001
                                                       -----------------------
          Last Month Distribution Date                     September 17, 2001
                                                       -----------------------

This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 2000, among Associates Automobile Receivables Trust 2000-1 (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement. Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

I.        Collection Account Summary

          Available Funds:
                   Payments Received                                                                            $20,877,402.66
                   Liquidation Proceeds (excluding Purchase Amounts)                                             $1,544,264.27
                   Current Monthly Advances                                                                         400,417.85
                   Amount of withdrawal, if any, from the Reserve Account                                                $0.00
                   Monthly Advance Recoveries (due to servicer)                                                   ($333,884.56)
                   Purchase Amounts-Warranty and Administrative Receivables                                              $0.00
                   Income from investment of funds in Trust Accounts                                                $10,350.63
                                                                                                    ---------------------------
          Total Available Funds                                                                                 $22,498,550.85
                                                                                                    ===========================

          Amounts Payable on Distribution Date:
                   1. Trustee and other fees                                                                             $0.00
                   2. Servicing Fee                                                                                $588,229.90
                   3. Class A Interest Distributable Amount
                   Class A-1 Interest                                                                                    $0.00
                   Class A-2 Interest                                                                              $258,808.23
                   Class A-3 Interest                                                                            $1,831,083.33
                   4. First Priority Principal Distribution Amount                                                       $0.00
                   5. Class M Interest Distributable Amount                                                        $404,181.94
                   6. Second Priority Principal Distribution Amount                                                      $0.00
                   7. Class B Interest Distributable Amount                                                        $557,345.93
                   8. Reserve Account Deposit                                                                            $0.00
                   9. Regular Principal Distribution Amount                                                     $18,858,901.52
                   10. Certificate Distribution Amount                                                                   $0.00
                                                                                                    ---------------------------
          Total Amounts Payable on Distribution Date                                                            $22,498,550.85
                                                                                                    ===========================
                   Less:  Servicing Fee                                                                           ($588,229.90)
                   Less: Investment Income                                                                         ($10,350.63)
                                                                                                    ---------------------------
          NET PAYMENT TO TRUSTEE                                                                                $21,899,970.32
                                                                                                    ===========================

                                 Page 1 (2000-1)

II.       Available Funds

          Collected Funds (see IV)
                   Payments Received                                                                            $20,877,402.66
                   Liquidation Proceeds (excluding Purchase Amounts)                                              1,544,264.27

          Purchase Amounts                                                                                               $0.00

          Monthly Advances - current Monthly Period (net)                                                           $66,533.29

          Income from investment of funds in Trust Accounts                                                         $10,350.63
                                                                                                    ---------------------------

          Available Funds                                                                                       $22,498,550.85
                                                                                                    ===========================

III.      Amounts Payable on Distribution Date

a.        Taxes due and unpaid with respect to the Trust                                                                 $0.00
          (not otherwise paid by AFL or the Servicer)

b.        Outstanding Monthly Advances (not otherwise reimbursed                                                         $0.00
          to Servicer and to be reimbursed on the Distribution Date)

c.        Accrued and unpaid fees (not otherwise paid by AFL or the Servicer):
                   Owner Trustee                                                                                         $0.00
                   Administrator                                                                                         $0.00
                   Indenture Trustee                                                                                     $0.00
                   Lockbox Bank                                                                                          $0.00
                   Custodian                                                                                             $0.00

d.        Basic Servicing Fee (not otherwise paid to Servicer)                                                     $588,229.90

e.        Supplemental Servicing Fees (not otherwise paid to Servicer)                                                   $0.00

g.        Payable from Note Interest Distribution Account
                   Class A-1 Interest Distributable Amount                                                               $0.00
                   Class A-2 Interest Distributable Amount                                                         $258,808.23
                   Class A-3 Interest Distributable Amount                                                       $1,831,083.33
                   Class M Interest Distributable Amount                                                           $404,181.94
                   Class B Interest Distributable Amount                                                           $557,345.93

h.        Payable from Note Principal Distribution Account
                   Payable to Class A-1 Noteholders                                                                      $0.00
                   Payable to Class A-2 Noteholders                                                             $18,858,901.52
                   Payable to Class A-3 Noteholders                                                                      $0.00
                   Payable to Class M Noteholders                                                                        $0.00
                   Payable to Class B Noteholders                                                                        $0.00

I.        Reserve Account Deposit                                                                                        $0.00
                                                                                                    ---------------------------

          Total amounts payable on Distribution Date                                                            $22,498,550.85
                                                                                                    ===========================

                                 Page 2 (2000-1)

IV.       Collected Funds

          Payments Received:
                   Supplemental Servicing Fees                                                                           $0.00
                   Amount allocable to interest                                                                  $7,632,040.07
                   Amount allocable to principal                                                                $13,245,362.59
                   Amount allocable to Insurance Add-On Amounts                                                          $0.00
                   Amount allocable to Outstanding Monthly Advances (reimbursed
                   to the Servicer prior to deposit in the Collection Account)                                           $0.00
                                                                                                    ---------------------------

          Total Payments Received                                                                               $20,877,402.66

          Liquidation Proceeds:
                   Gross amount realized with respect to Liquidated Receivables                                  $1,550,798.49

                   Less: (i) reasonable expenses incurred by Servicer                                                $6,534.22
                      in connection with the collection of such Liquidated
                      Receivables and the repossession and disposition
                      of the related Financed Vehicles and (ii) amounts required to be refunded to Obligors on such Liquidated Receivables
                                                                                                    ---------------------------

          Net Liquidation Proceeds                                                                               $1,544,264.27
                                                                                                    ---------------------------

          Total Collected Funds                                                                                 $22,421,666.93
                                                                                                    ===========================

V.        Purchase Amounts Deposited in Collection Account

          Purchase Amounts - Warranty Receivables                                                                        $0.00
          Purchase Amounts - Administrative Receivables                                                                  $0.00

          Total Purchase Amounts                                                                                         $0.00
                                                                                                    ===========================

VI.       Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                              703,177.14

          Outstanding Monthly Advances to be reimbursed out of                                                      400,417.85
          Available Funds on the Distribution Date

          Monthly Advances - Recoveries                                                                             333,884.56
                                                                                                    ---------------------------

          Outstanding Monthly Advances - immediately following the Distribution Date                                769,710.43
                                                                                                    ===========================

VII.      Calculation of Interest and Principal Payments
     A. Calculation of Class A-1 Interest Distributable Amount
          Class A-1 Interest Rate                                                                                        6.854%
          Actual Days in Period                                                                                             28
          Class A-1 Balance                                                                                              $0.00
          Class A-1 Interest Carryover Shortfall                                                                         $0.00
          Class A-1 Interest Distributable Amount                                                                        $0.00
                                                                                                    ===========================

     B. Calculation of Class A-2 Interest Distributable Amount
          Class A-2 Interest Rate                                                                                         7.15%
          Days in Period (30/360 convention)                                                                                30
          Class A-2 Balance                                                                                     $43,436,345.77
          Class A-2 Interest Carryover Shortfall                                                                         $0.00
          Class A-2 Interest Distributable Amount                                                                  $258,808.23
                                                                                                    ===========================


                                Page 3 (2000-1)

     C. Calculation of Class A-3 Interest Distributable Amount

          Class A-3 Interest Rate                                                                                         7.30%
          Days in Period (30/360 convention)                                                                                30
          Class A-3 Balance                                                                                    $301,000,000.00
          Class A-3 Interest Carryover Shortfall                                                                         $0.00
          Class A-3 Interest Distributable Amount                                                                $1,831,083.33
                                                                                                    ===========================

     D. Calculation of Class M Interest Distributable Amount

          Class M Interest Rate                                                                                           7.51%
          Days in Period (30/360 convention)                                                                                30
          Class M Balance                                                                                       $64,583,000.00
          Class M Interest Carryover Shortfall                                                                           $0.00
          Class M Interest Distributable Amount                                                                    $404,181.94
                                                                                                    ===========================

     E. Calculation of Class B Interest Distributable Amount

          Class B Interest Rate                                                                                           7.83%
          Days in Period (30/360 convention)                                                                                30
          Class B Balance                                                                                       $85,417,000.00
          Class B Interest Carryover Shortfall                                                                           $0.00
          Class B Interest Distributable Amount                                                                    $557,345.93
                                                                                                    ===========================

     F. Calculation of First Priority Principal Distribution Amount

          Class A Note Balance                                                                                 $344,436,345.77
          Pool Balance at End of Preceding Collection Period                                                   $564,700,701.04
          Outstanding Balance of any Class of A Notes on or after the related Final Maturity Date                        $0.00
          First Priority Principal Distribution Amount                                                                   $0.00
                                                                                                    ===========================

     G. Calculation of Second Priority Principal Distribution Amount

          Class A + Class M Note Balance                                                                       $409,019,345.77
          Pool Balance at End of Preceding Collection Period                                                   $564,700,701.04
          First Priority Principal Distribution Amount                                                                   $0.00
          Outstanding Balance of the Class M Notes on or after the related Final Maturity Date                           $0.00
          Second Priority Principal Distribution Amount                                                                  $0.00
                                                                                                    ===========================

     H. Regular Principal Distribution Amount

          Class A-1 Outstanding Principal Balance                                                                        $0.00
          Aggregate Note Balance                                                                               $494,436,345.77
          Pool Balance at End of Preceding Collection Period                                                   $564,700,701.04
          Specified Overcollateralization Amount                                                                $89,584,865.31
          Sum of First and Second Priority Principal Distribution Amounts                                                $0.00
          Outstanding Balance of the Class B Notes on or after the related Final Maturity Date                           $0.00
          Regular Principal Distribution Amount                                                                 $19,320,510.04
                                                                                                    ===========================

     I. Interest Distribution Amount

          Class A-1 Interest Distributable Amount                                                                        $0.00
          Class A-2 Interest Distributable Amount                                                                  $258,808.23
          Class A-3 Interest Distributable Amount                                                                $1,831,083.33
          Class M Interest Distributable Amount                                                                    $404,181.94
          Class B Interest Distributable Amount                                                                    $557,345.93
                                                                                                    ---------------------------
          Total Interest Distributable Amount                                                                    $3,051,419.43
                                                                                                    ===========================



                                Page 4 (2000-1)

     J. Principal Distribution Amount

          First Priority Principal Distribution Amount                                                                   $0.00
          Second Priority Principal Distribution Amount                                                                  $0.00
          Regular Principal Distribution Amount                                                                 $19,320,510.04
                                                                                                    ---------------------------
          Principal Distribution Amount                                                                         $19,320,510.04
                                                                                                    ===========================

VIII.     Reserve Account Computations

          Reserve Account Balance at Beginning of Period                                                         $4,166,737.92
          Reserve Draw                                                                                                   $0.00
          Specified Reserve Account Balance                                                                      $4,166,737.92
          Required Deposit to Reserve Account                                                                            $0.00

IX.       Specified Credit Enhancement Amount                                                                   $93,751,603.24

X.        Specified Overcollateralization Amount                                                                $89,584,865.31

XI.       Calculation of Servicing Fees

          Aggregate Principal Balance as of the first day of the Monthly Period                                $564,700,701.04
          Multiplied by Basic Servicing Fee Rate                                                                          1.25%
          Divided by months per year                                                                                        12
                                                                                                    ---------------------------

          Basic Servicing Fee                                                                                      $588,229.90
          Supplemental Servicing Fees                                                                                    $0.00
                                                                                                    ---------------------------
          Total of Basic Servicing Fees and Supplemental Servicing Fees                                            $588,229.90
                                                                                                    ===========================

XII.      Payment Waterfall

          Amounts Payable on Distribution Date:
                   1. Reimbursement of Monthly Advances                                                                  $0.00
                   2. Trustee and other fees                                                                             $0.00
                   3. Servicing Fee                                                                                $588,229.90
                   4. Class A Interest Distributable Amount
                   Class A-1 Interest                                                                                    $0.00
                   Class A-2 Interest                                                                              $258,808.23
                   Class A-3 Interest                                                                            $1,831,083.33
                   5. First Priority Principal Distribution Amount                                                       $0.00
                   6. Class M Interest Distributable Amount                                                        $404,181.94
                   7. Second Priority Principal Distribution Amount                                                      $0.00
                   8. Class B Interest Distributable Amount                                                        $557,345.93
                   9. Reserve Account Deposit                                                                            $0.00
                   10. Regular Principal Distribution Amount                                                    $18,858,901.52
                   11. Certificate Distribution Amount                                                                   $0.00
                                                                                                    ---------------------------
          Total Amounts Payable on Distribution Date                                                            $22,498,550.85
                                                                                                    ===========================



                                Page 5 (2000-1)

XIII.     Information for Preparation of Statements to Noteholders

          a. Aggregate principal balance of the Notes as of first day of Monthly Period
                   Class A-1 Notes                                                                                  $0.00
                   Class A-2 Notes                                                                         $43,436,345.77
                   Class A-3 Notes                                                                        $301,000,000.00
                   Class M Notes                                                                           $64,583,000.00
                   Class B Notes                                                                           $85,417,000.00

          b. Amount distributed to Noteholders allocable to principal
                   Class A-1 Notes                                                                                  $0.00
                   Class A-2 Notes                                                                         $18,858,901.52
                   Class A-3 Notes                                                                                  $0.00
                   Class M Notes                                                                                    $0.00
                   Class B Notes                                                                                    $0.00

          c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                  $0.00
                   Class A-2 Notes                                                                         $24,577,444.24
                   Class A-3 Notes                                                                        $301,000,000.00
                   Class M Notes                                                                           $64,583,000.00
                   Class B Notes                                                                           $85,417,000.00

          d. Interest distributed to Noteholders
                   Class A-1 Notes                                                                                  $0.00
                   Class A-2 Notes                                                                            $258,808.23
                   Class A-3 Notes                                                                          $1,831,083.33
                   Class M Notes                                                                              $404,181.94
                   Class B Notes                                                                              $557,345.93

          e. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                           $0.00
             2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                           $0.00
             3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                           $0.00
             4. Class M Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                           $0.00
             5. Class B Interest Carryover Shortfall, if any (and change in amount
                from preceding statement)                                                                           $0.00

          g. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees,
               if any, paid by the Trustee on behalf of the Trust                                             $588,229.90

          h. Note Pool Factors (after giving effect to distributions on the Distribution Date)
                   Class A-1 Notes                                                                                   0.00%
                   Class A-2 Notes                                                                                  26.71%
                   Class A-3 Notes                                                                                 100.00%
                   Class M Notes                                                                                   100.00%
                   Class B Notes                                                                                   100.00%

XIV.      Pool Balance and Aggregate Principal Balance
          Pool Balance at beginning of Monthly Period                                                     $564,700,701.04
          Pool Balance at end of Monthly Period                                                           $547,245,429.12



                                Page 6 (2000-1)

Monthly Period Liquidated Receivables                                            Monthly Period Warranty Receivables

                Loan #                      Amount                                  Loan #                    Amount
                ------                      ------                                  ------                    ------
  see attached listing               $4,209,909.33                    see attached listing                     $0.00

XV.       Performance

          Original Pool Balance                                                                           $833,347,584.32
          Current Pool Balance                                                                            $547,245,429.12
          Age of the Pool (months)                                                                                     16

          Delinquency Rate

          Sum of Principal Balance of Accounts 30 or more Days Delinquent                                  $29,879,963.01

          Default Rate

          Cumulative balance of defaults as of the beginning of the current Accounting Period              $45,153,253.11

          Sum of Principal Balances of Receivables that became Liquidated
            Receivables during the Monthly Period or that became Purchased
            Receivables during Monthly Period (if delinquent more than 30 days
            with respect to any portion of a Scheduled Payment at time of purchase)                          4,209,909.33

          Cumulative balance of defaults as of the end of the current Accounting Period                    $49,363,162.44

          Net Loss Rate

          Cumulative net losses as of the preceding Accounting Date                                        $23,259,363.77

          Aggregate of Principal Balances as of the Accounting Date (plus accrued and unpaid interest thereon to the end of the Monthly
            Period) of all Receivables that became Liquidated Receivables or that became Purchased Receivables and that were delinquent more than
            30 days with respect to any portion of a Scheduled Payment as of the
            Accounting Date                                                                                 $4,209,909.33

          Liquidation Proceeds Received by Trust                                                            $1,544,264.27

          Cumulative net losses as of the current Accounting Date                                          $25,925,008.83



                                Page 7 (2000-1)

                              Commission              Interest
                              Earned LTD            Accrued YTD
Month           31-Dec-00     5,725,798             124,145,306
                30-Nov-00     6,387,180             118,166,613

Income          31-Dec-00       661,382               5,978,693

                PEOPLESOFT ARCADIA JOURNAL ENTRY - SECURITIZATION
                                 DECEMBER 2000-1

                                                 Business
                                                   Unit    Account  Department  Product    Affiliate       Debit
                                                 --------  -------  ----------  -------    ---------       -----
              TOTAL AVAILABLE FUNDS
System Cash Available
   Scheduled Principal \ Prepayments               0941    121000   15000171      002201              13,245,362.59
   Scheduled Interest                              0941    128100   15000171      002201               7,632,040.07
   Cash Available                                  0941    212660   15000171                                   0.00

Liquidation Proceeds (excluding Purchase Amounts)
   Repurchased Accounts                            0941    121000   15000171      002201               1,544,264.27
   Cash Available                                  0941    212660   15000171                                   0.00

Advanced Interest
   Interest Advanced                               0941    212600   15000171                              66,533.29
   Interest Advanced                               0941    212660   15000171                                   0.00

Investment Income
    Investment Income                              0941    102010   C00941                =+'2000-        21,228.32
    Investment Income                              0941    212660   15000171                                   0.00
                                                                                                      -------------

TOTAL AVAILABLE FUNDS (PER SERVICER CERTIFICATES)                                                     22,509,428.54
                                                                                                      =============

              NET PAYMENT TO TRUSTEE                                                                      10,877.69
Service Fee
   1.25% Servicing Receivable from Trust           0941    212660   15000171                             588,229.90
   1.25% Servicing                                 0941    482870   15000171                                   0.00

Investment Income
    Investment Income                              0941    212660   15000171                              21,228.32
    Investment Income                              0941    482810   15000171      002201                       0.00

TOTAL PAYABLE TO TRUSTEE ON CERTIFICATE
     (PER SERVICER CERTIFICATES)

                ADDITIONAL RECLASS
Reclass Finance Charges
   Accrued Interest                                0941    128100   15000171      002201                       0.00
   Finance Charges                                 0941    418000   15000171      002201               5,978,692.78

Repossession Totals
   Repossession                                    0941    142000   15000171      002201                       0.00
   Contra Receivable                               0941    121000   15000171      002201                       0.00

Deraler Participation - Amortization
   Dealer Participation                            0941    418705   15000171      002201                       0.00
   Dealer Advances                                 0941    229900   15000171      002201                 661,381.52

Loss Reclass
   Losses                                          0941    121000   15000171      002201               4,209,909.33
   Losses                                          0941    510000   15000171      002201                       0.00

                                                                                                 Description
                                                                     --------------------------------------------------------------
                                                       Credit        Account                             Description
                                                    -------------    ------------------------------      --------------------------
              TOTAL AVAILABLE FUNDS
System Cash Available
   Scheduled Principal \ Prepayments                         0.00    Fin Rec-O/S Bals-Securitized        Total Collected Principal
   Scheduled Interest                                        0.00    Accr Int on Fin Rec Contra Sec      Total Collected Interest
   Cash Available                                   20,877,402.66    Accounts Payable-Special Misc       Payable to Trust

Liquidation Proceeds (excluding Purchase Amounts)
   Repurchased Accounts                                      0.00    Fin Rec-O/S Bals-Securitized        Liquidation Proceeds
   Cash Available                                    1,544,264.27    Accounts Payable-Special Misc       Payable to Trust

Advanced Interest
   Interest Advanced                                         0.00    Accounts Payable - Misc             Monthly Advances
   Interest Advanced                                    66,533.29    Accounts Payable-Special Misc       Payable to Trust

Investment Income
    Investment Income                                                Accounts Payable - Misc             Reserved Fund Account
    Investment Income                                   21,228.32    Accounts Payable-Special Misc       Payable to Trust
                                                    -------------

TOTAL AVAILABLE FUNDS (PER SERVICER CERTIFICATES)                    MEMO ITEM

              NET PAYMENT TO TRUSTEE
Service Fee
   1.25% Servicing Receivable from Trust                     0.00    Accounts Payable-Special Misc       Payable to Trust
   1.25% Servicing                                     588,229.90    Service Fee Income

Investment Income
    Investment Income                                        0.00    Accounts Payable-Special Misc       Payable to Trust
    Investment Income                                   21,228.32    Investment Inc Sellers' Int         Investment Income

TOTAL PAYABLE TO TRUSTEE ON CERTIFICATE
     (PER SERVICER CERTIFICATES)                    21,899,970.32    MEMO ITEM
                                                    =============

                ADDITIONAL RECLASS
Reclass Finance Charges
   Accrued Interest                                  5,978,692.78    Accr Int on Fin Rec Contra Sec
   Finance Charges                                           0.00    FC Earned Contra - Securitize       Accrued Interest

Repossession Totals
   Repossession                                              0.00    Collateral Hld For Resale-Sec       Held For Sale
   Contra Receivable                                         0.00    Fin Rec-O/S Bals-Securitized        Repossession

Deraler Participation - Amortization
   Dealer Participation                                661,381.52    Dealer Reserve                      Amortization
   Dealer Advances                                           0.00

Loss Reclass
   Losses                                                    0.00    Fin Rec-O/S Bals-Securitized        Defaulted Principal
   Losses                                            4,209,909.33    Contra Chg Offs - Securitized       Securitized Losses